UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2016

EMC CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	1-9853	04-2680009
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dell Way Round Rock, Texas		78682
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 289-3355

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously reported, on September 7, 2016 (the “Closing Date”), Dell Technologies Inc. (f/k/a Denali Holding Inc.) (“Dell Technologies”) completed its previously announced acquisition of EMC Corporation (the “Company”). Pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of October 12, 2015, as amended by the First Amendment to Agreement and Plan of Merger, dated as of May 16, 2016, among Dell Technologies, Dell Inc. (“Dell”), Universal Acquisition Co. (“Merger Sub”), and the Company (collectively, the “Merger Agreement”), the parties completed a series of transactions pursuant to which, among other things, Merger Sub was merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation (the “Surviving Corporation”). As a result of the Merger, the Surviving Corporation became a wholly-owned subsidiary of Dell Technologies.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note and Items 1.02 and 2.01 of this report is incorporated herein by reference.

Debt Financing for the Merger

Senior Secured Credit Facilities

Overview. On September 7, 2016, Denali Intermediate Inc. (“Denali Intermediate”), Dell, Dell International L.L.C. (“Dell International”), Merger Sub, the Company and certain other direct and indirect wholly-owned subsidiaries of Denali Intermediate entered into a credit agreement (the “Senior Secured Credit Agreement”) with Credit Suisse AG, Cayman Islands Branch, as term loan B administrative agent and as collateral agent, JPMorgan Chase Bank, N.A., as term loan A / revolver administrative agent and swingline lender, and certain other financial institutions as agents, issuing banks and/or lenders.

The Senior Secured Credit Agreement provides for senior secured credit facilities (the “Senior Secured Credit Facilities”) in the aggregate principal amount of $17,575 million comprising (a) term loan facilities consisting of a $5,000 million term loan B facility, a $3,700 million term loan A-1 facility, a $3,925 million term loan A-2 facility and a $1,800 million term loan A-3 facility and (b) a $3,150 million senior secured revolving credit facility, which includes capacity for up to $500 million of letters of credit and for borrowings of up to $400 million under swing-line loans. Dell International and the Company are the borrowers under the Senior Secured Credit Facilities.

The Senior Secured Credit Facilities provide that the borrowers have the right at any time subject to customary conditions to request incremental term loans or incremental revolving commitments in an aggregate principal amount of up to (a) the greater of (i) $10,000 million and (ii) 100% of Consolidated EBITDA (as defined in the Senior Secured Credit Agreement) plus (b) an amount equal to voluntary prepayments of the term loan facilities and the revolving credit facility, subject to certain requirements, plus (c) an additional unlimited amount subject to a pro forma net first lien leverage ratio of 3.25:1.0.

Interest Rate and Fees. Borrowings under the Senior Secured Credit Facilities bear interest at a rate per annum equal to an applicable margin, plus, at the borrowers’ option, either (a) a base rate, which, under the term loan B facility, is subject to an interest rate floor of 1.75% per annum, and under all other borrowings is subject to an interest rate floor of 0% per annum, or (b) a LIBOR rate, which, under the term loan B facility, is subject to an interest rate floor of 0.75% per annum, and under all other borrowings is subject to an interest rate floor of 0% per annum. The applicable margin under the term loan B facility is subject to reduction based on a first lien leverage ratio test. The applicable margins under the term loan A-1 facility, the term loan A-2 facility, the term loan A-3 facility and the revolving credit facility vary based upon a corporate ratings-based pricing schedule.

The borrowers are required to pay a commitment fee on any unutilized commitments under the revolving credit facility. The borrowers are also required to pay customary letter of credit fees.

Prepayments. The term loan facilities require the borrowers to prepay outstanding term loans, subject to certain exceptions, with a portion of certain excess cash flow, net cash proceeds of certain non-ordinary course asset sales or other dispositions of property, and net cash proceeds of certain debt not permitted to be incurred under the term loan facilities. In addition, the borrowers may voluntarily repay outstanding loans under the Senior Secured Credit Facilities at any time without premium or penalty, other than customary “breakage” costs with respect to LIBOR loans, except that voluntary prepayments of the term loan B facility are subject to a 1% prepayment premium in the event of certain voluntary prepayments or refinancings thereof that reduce the effective yield of the term loan B facility during the six-month period commencing on the date of the consummation of the Merger.

Amortization and Maturity. The term loan A-1 facility will mature on December 31, 2018 and has no amortization. The term loan A-2 facility will mature on September 7, 2021 and amortizes in equal quarterly installments in aggregate annual amounts equal to 5% of the original principal amount in each of the first two years after the date of the consummation of the Merger, 10% of the original principal amount in each of the third and fourth years after the date of the consummation of the Merger and 70% of the original principal amount in the fifth year after the date of the consummation of the Merger. The term loan A-3 facility will mature on December 31, 2018 and has no amortization. The term loan B facility will mature on September 7, 2023 and amortizes in equal quarterly installments in aggregate annual amounts equal to 1% of the original principal amount. The revolving credit facility will mature on September 7, 2021 and has no amortization.

Guarantee and Security. All obligations of the borrowers under the Senior Secured Credit Facilities and certain swap agreements, cash management arrangements and certain letters of credit provided by any lender or agent party to the Senior Secured Credit Facilities or any of their affiliates and certain other persons are unconditionally guaranteed by Denali Intermediate, certain subsidiaries of Denali Intermediate, Dell and each existing and subsequently acquired or organized direct or indirect material wholly-owned domestic restricted subsidiary of Dell, with customary exceptions.

All such obligations under the Senior Secured Credit Facilities (and the guarantees thereof) and certain swap agreements, cash management arrangements and certain letters of credit provided by any lender or agent party to the Senior Secured Credit Facilities or any of its affiliates and certain other persons are secured, subject to permitted liens and other exceptions, by:

•	a first priority security interest in certain tangible and intangible assets of the borrowers and the guarantors; and

•	a first-priority pledge of 100% of the capital stock of the borrowers, Dell and of each wholly-owned material restricted subsidiary of the borrowers and the guarantors (which pledge, in the case of any non-U.S. subsidiary of a U.S. subsidiary, will not include more than 65% of the voting stock of such non-U.S. subsidiary), in each case subject to certain thresholds, exceptions and permitted liens.

The collateral does not include, among other assets, (a) a pledge of the assets or equity interests of certain Dell subsidiaries, including SecureWorks Corp., Boomi Inc., Virtustream, Inc., Pivotal Software, Inc. and VMware, Inc. (“VMware”) and their respective subsidiaries, or (b) any “principal property” as defined in the indentures governing (i) the 5.65% Senior Notes due 2018, 5.875% Senior Notes due 2019, 4.625% Senior Notes due 2021, 6.50% Senior Notes due 2038, 5.40% Senior Notes due 2040 and 7.10% Senior Debentures due 2028, in each case issued by Dell (collectively, the “Dell Existing Notes”), and (ii) the Company Notes (as defined below), or any capital stock of any subsidiary holding “principal property” as defined in the indentures governing the Dell Existing Notes.

Certain Covenants and Events of Default. The Senior Secured Credit Facilities contain customary affirmative covenants including, among others: delivery of annual audited and quarterly unaudited financial statements; delivery of notices of defaults, material litigation and material ERISA events; submission to certain inspections; maintenance of property and customary insurance; payment of taxes; and compliance with laws and regulations. The Senior Secured Credit Facilities also contain customary negative covenants that, subject to certain exceptions, qualifications and “baskets,” generally limit the ability of Denali Intermediate, Dell and Dell’s and Denali Intermediate’s other restricted subsidiaries to incur debt, create liens, make fundamental changes, enter into asset sales, make certain investments, pay dividends or distribute or redeem certain equity interests, prepay or redeem certain debt and enter into certain transactions with affiliates. The term loan A-1 facility, the term loan A-2 facility, the term loan A-3 facility and revolving credit facility are subject to a first lien leverage ratio test that will be tested at the end of each fiscal quarter of Dell with respect to the preceding four consecutive fiscal quarters of Dell.

The Senior Secured Credit Facilities also contain certain customary events of default (including an event of default upon a change of control).

The foregoing summary of the Senior Secured Credit Facilities does not purport to be complete and is qualified in its entirety by reference to the text of the Senior Secured Credit Agreement, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Asset Sale Bridge Facility

Overview. On September 7, 2016, Denali Intermediate, Dell, Dell International, Merger Sub, the Company and certain other direct and indirect wholly-owned subsidiaries of Denali Intermediate entered into a credit agreement (the “Asset Sale Bridge Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent, and certain other financial institutions as lenders party thereto providing for a senior unsecured asset sale bridge facility in an aggregate principal amount of $2,200 million (the “Asset Sale Bridge Facility”). Dell International and the Company are the borrowers under the Asset Sale Bridge Facility.

Interest Rate and Fees. Borrowings under the Asset Sale Bridge Facility bear interest (a) at a fixed rate of 4.875% per annum until the date that is the three-month anniversary of the closing date of the facility, (b) at a LIBOR-based rate plus a marginal rate of 7.50% per annum from the date that is the three-month anniversary of the closing date of the facility until the date that is the six-month anniversary of the closing date of the facility and (c) thereafter, at a LIBOR-based rate, subject to increases of 50 basis points on the applicable margin rate every three months thereafter. Interest is payable, at the end of each interest period (but at least every three months), in arrears.

Prepayment. The Asset Sale Bridge Facility requires the borrowers to prepay outstanding borrowings under the facility with 100% of the net cash proceeds of certain non-ordinary course asset sales or dispositions. The borrowers may voluntarily repay outstanding loans under the Asset Sale Bridge Facility at any time without premium or penalty, other than customary “breakage” costs.

Amortization and Maturity. The Asset Sale Bridge Facility will mature on September 6, 2017 and has no amortization.

Guarantee. All obligations of the borrowers under the Asset Sale Bridge Facility are unconditionally guaranteed by Denali Intermediate, certain subsidiaries of Denali Intermediate, Dell, and each existing and subsequently acquired or organized direct or indirect material wholly-owned domestic restricted subsidiary of Dell that guarantees the Senior Secured Credit Facilities.

Certain Covenants and Events of Default. The Asset Sale Bridge Facility contains customary affirmative covenants including, among others: delivery of annual audited and quarterly unaudited financial statements; delivery of notices of defaults, material litigation and material ERISA events; submission to certain inspections; maintenance of property and customary insurance; payment of taxes; and compliance with laws and regulations. The Asset Sale Bridge Facility also contains customary negative covenants that, subject to certain exceptions, qualifications and “baskets,” generally limit the ability of Denali Intermediate, Dell and Dell’s and Denali Intermediate’s other restricted subsidiaries to incur debt, create liens, make fundamental changes, enter into asset sales, make certain investments, pay dividends or distribute or redeem certain equity interests, prepay or redeem certain debt and enter into certain transactions with affiliates.

The Asset Sale Bridge Facility also contains certain customary events of default (including an event of default upon a change of control).

The foregoing summary of the Asset Sale Bridge Facility does not purport to be complete and is qualified in its entirety by reference to the text of the Asset Sale Bridge Credit Agreement, a copy of which is filed as Exhibit 10.2 to this report and incorporated herein by reference.

Margin Bridge Facility

Overview. On September 7, 2016, Merger Sub and the Company entered into a credit agreement (the “Margin Bridge Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and certain other financial institutions as lenders party thereto providing for a senior secured margin bridge facility in an aggregate principal amount of $2,500 million (the “Margin Bridge Facility”). As a result of the Merger, the Company is the borrower under the Margin Bridge Facility.

Interest Rate and Fees. Interest under the Margin Bridge Facility is payable, at the borrower’s option, either at (a) a base rate plus 0.75% per annum or (b) a LIBOR-based rate plus 1.75% per annum. Interest is payable, in the case of loans bearing interest based on LIBOR, at the end of each interest period (but at least every three months), in arrears and, in the case of loans bearing interest based on the base rate, quarterly in arrears.

Prepayments. The Margin Bridge Facility requires the borrower to prepay outstanding borrowings under the Margin Bridge Facility with 100% of the net cash proceeds of any asset sale or other disposition of the pledged VMware shares, as described below. The borrower may voluntarily repay outstanding loans under the Margin Bridge Facility at any time without premium or penalty, other than customary “breakage” costs, subject to certain minimum threshold amounts for prepayment.

Amortization and Maturity. The Margin Bridge Facility will mature on September 6, 2017 and has no amortization.

Guarantee and Security. The Margin Bridge Facility is not guaranteed by any of the subsidiaries of the borrower or Dell Technologies. The Margin Bridge Facility is secured solely by 77,033,442 shares of Class B common stock of VMware and any proceeds thereof.

Certain Covenants and Events of Default. The Margin Bridge Facility does not include any affirmative or negative covenants, other than (a) an asset sale covenant solely with respect to the pledged VMware shares, which requires that 100% of the consideration for the sale of such shares consist of cash or cash equivalents and requires that all such proceeds be used to repay the Margin Bridge Facility, and (b) a negative covenant generally to not create liens on the pledged VMware shares, subject to certain exceptions. The Margin Bridge Facility also contains events of default substantially consistent with the events of default under the Senior Secured Credit Facilities, as modified to reflect the nature of the Margin Bridge Facility.

The foregoing summary of the Margin Bridge Facility does not purport to be complete and is qualified in its entirety by reference to the text of the Margin Bridge Credit Agreement, a copy of which is filed as Exhibit 10.3 to this report and incorporated herein by reference.

VMware Note Bridge Facility

Overview. On September 7, 2016, Merger Sub and the Company entered into a credit agreement (the “VMware Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and certain other financial institutions as lenders party thereto providing for a senior secured note bridge facility in an aggregate principal amount of $1,500 million (the “VMware Note Bridge Facility”). As a result of the Merger, the Company is the borrower under the VMware Note Bridge Facility.

Interest Rate and Fees. Interest under the VMware Note Bridge Facility is payable, at the borrower’s option, either at (a) a base rate plus 0.75% per annum or (b) a LIBOR-based rate plus 1.75% per annum. Interest is payable, in the case of loans bearing interest based on LIBOR, at the end of each interest period (but at least every three months), in arrears and, in the case of loans bearing interest based on the base rate, quarterly in arrears.

Prepayments. The VMware Note Bridge Facility requires the borrower to prepay outstanding borrowings under the VMware Note Bridge Facility with 100% of the net cash proceeds of any asset sale or other disposition of the pledged VMware promissory notes, as described below. The borrower may voluntarily repay outstanding loans under the VMware Note Bridge Facility at any time without premium or penalty, other than customary “breakage” costs, subject to certain minimum threshold amounts for prepayment.

Amortization and Maturity. The VMware Note Bridge Facility will mature on September 6, 2017 and has no amortization.

Guarantee and Security. The VMware Note Bridge Facility is not guaranteed by any of the subsidiaries of the borrower or Dell Technologies. The VMware Note Bridge Facility is secured solely by certain intercompany notes in an aggregate principal amount of $1,500 million issued by VMware that are payable to the Company, and the proceeds thereof.

Certain Covenants and Events of Default. The VMware Note Bridge Facility does not include any affirmative or negative covenants, other than (a) an asset sale covenant solely with respect to the pledged VMware promissory notes, which requires that 100% of the consideration for the sale of such promissory notes consist of cash or cash equivalents and requires that all such proceeds be used to repay the VMware Note Bridge Facility, and (b) a negative covenant generally to not create liens on the pledged VMware promissory notes, subject to certain exceptions. The VMware Note Bridge Facility also contains events of default substantially consistent with the events of default under the Senior Secured Credit Facilities, as modified to reflect the nature of the VMware Note Bridge Facility.

The foregoing summary of the VMware Note Bridge Facility does not purport to be complete and is qualified in its entirety by reference to the text of the VMware Bridge Credit Agreement, a copy of which is filed as Exhibit 10.4 to this report and incorporated herein by reference.

Certain of the lenders and agents who are parties to, or participated in arrangements regarding, the Senior Secured Credit Facilities, the Asset Sale Bridge Facility, the Margin Bridge Facility and the VMware Note Bridge Facility and their respective affiliates have provided and may in the future provide certain financial advisory, investment banking and commercial banking services in the ordinary course of business for Dell Technologies, its subsidiaries and certain of their respective affiliates, for which they have received or will receive customary fees and expenses in connection with the performance of such services.

First Lien Notes

On September 7, 2016, Dell International, the Company, Dell Technologies, Denali Intermediate, Dell and Denali Intermediate’s wholly-owned domestic subsidiaries (including each of the Company’s wholly-owned domestic subsidiaries) that guarantee obligations under the Senior Secured Credit Facilities (the “Guarantors”) executed Supplemental Indenture No. 2 and Supplemental Indenture No. 3 (collectively, the “First Lien Notes Supplemental Indentures”) to the indenture, dated as of June 1, 2016 (the “First Lien Notes Base Indenture”), among Diamond 1 Finance Corporation (“Finco 1”), Diamond 2 Finance Corporation (“Finco 2” and, together with Finco 1, the “Fincos”)

and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, as supplemented by Supplemental Indenture No. 1, dated as of June 1, 2016, relating to each series of First Lien Notes (as defined below) (each, a “First Lien Notes Supplemental Indenture No. 1”), and the First Supplemental Indenture, dated as of September 6, 2016 (the “First Lien Notes First Supplemental Indenture” and, together with the First Lien Notes Base Indenture, the applicable First Lien Notes Supplemental Indenture No. 1 and the First Lien Notes Supplemental Indentures, the “First Lien Notes Indenture”), relating to the following series of senior secured notes (collectively, the “First Lien Notes”) issued by the Fincos on June 1, 2016:

•	$3,750,000,000 aggregate principal amount of 3.480% First Lien Notes due 2019;

•	$4,500,000,000 aggregate principal amount of 4.420% First Lien Notes due 2021;

•	$3,750,000,000 aggregate principal amount of 5.450% First Lien Notes due 2023;

•	$4,500,000,000 aggregate principal amount of 6.020% First Lien Notes due 2026;

•	$1,500,000,000 aggregate principal amount of 8.100% First Lien Notes due 2036; and

•	$2,000,000,000 aggregate principal amount of 8.350% First Lien Notes due 2046.

Pursuant to the First Lien Notes Supplemental Indentures, Dell International and the Company assumed the obligations of Finco 1 and Finco 2, respectively, as issuers under the First Lien Notes Indenture and the First Lien Notes, Dell Technologies provided a senior unsecured guarantee of the First Lien Notes and each Guarantor (other than Dell Technologies) provided a senior secured guarantee of the First Lien Notes. The First Lien Notes First Supplemental Indenture amends the First Lien Notes Base Indenture to clarify certain of Dell’s reporting obligations under the First Lien Notes.

A description of the First Lien Notes is contained in the proxy statement/prospectus dated June 6, 2016, as amended (the “Form S-4 Proxy Statement/Prospectus”), forming part of Dell Technologies’ Registration Statement on Form S-4 (Registration No. 333-208524) (the “Form S-4 Registration Statement”) in the section captioned “Proposal 1: Approval of the Merger Agreement—Financing of the Merger.”

In addition, on September 7, 2016, Dell International, the Company and the Guarantors executed a joinder (the “Joinder”) to the registration rights agreement, dated as of June 1, 2016 (the “First Lien Registration Rights Agreement”), pursuant to which Dell International, the Company and the Guarantors have agreed to use commercially reasonable efforts to register notes having substantially identical terms as the First Lien Notes with the Securities and Exchange Commission (the “SEC”) as part of an offer to exchange such registered notes for the First Lien Notes. Dell International and the Company will be obligated to pay additional interest on the First Lien Notes if they fail to consummate such an exchange offer within five years after the closing date of the Merger.

The foregoing summary of the First Lien Notes Indenture, the First Lien Notes, the First Lien Registration Rights Agreement and the Joinder does not purport to be complete and is qualified in its entirety by reference to the text of the First Lien Notes Base Indenture, a copy of which has been filed as Exhibit 4.14 to the Form S-4 Registration Statement, the text of each Supplemental Indenture No. 1, copies of which have been filed as Exhibits 4.15, 4.17, 4.19, 4.21, 4.23 and 4.25 to the Form S-4 Registration Statement, the text of the forms of the First Lien Notes, copies of which have been filed as Exhibits 4.16, 4.18, 4.20, 4.22, 4.24 and 4.26 to the Form S-4 Registration Statement, the text of the First Lien Notes First Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this report, the text of each First Lien Notes Supplemental Indenture, copies of which are filed as Exhibits 4.2 and 4.3 to this report, the text of the First Lien Registration Rights Agreement, a copy of which is filed as Exhibit 4.4 to this report, and the text of the Joinder, a copy of which is filed as Exhibit 4.5 to this report, each of which documents is incorporated herein by reference.

Senior Notes

On September 7, 2016, Dell International, the Company, Dell Technologies, Denali Intermediate, Dell and the other Guarantors executed Supplemental Indenture No. 2 and Supplemental Indenture No. 3 (collectively, the “Senior Notes Supplemental Indentures”) to the indenture, dated as of June 22, 2016 (the “Senior Notes Base Indenture”), among the Fincos and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by Supplemental Indenture No. 1 relating to each series of Senior Notes (as defined below) (each, a “Senior Notes Supplemental Indenture No. 1”), dated as of June 22, 2016, and the First Supplemental Indenture, dated as of September 6, 2016 (the “Senior Notes First Supplemental Indenture” and, together with the Senior Notes Base Indenture, the applicable Senior Notes Supplemental Indenture No. 1 and the applicable Senior Notes Supplemental Indentures, the “Senior Notes Indenture”), relating to (a) the $1,625,000,000 aggregate principal amount of 5.875% Senior Notes due 2021 and (b) the $1,625,000,000 aggregate principal amount of 7.125% Senior Notes due 2024 (collectively, the “Senior Notes”) issued by the Fincos on June 22, 2016. Pursuant to the Senior Notes Supplemental Indentures, Dell International and the Company assumed the obligations of Finco 1 and Finco 2, respectively, as issuers under the Senior Notes Indenture and the Senior Notes and each Guarantor (including Dell Technologies) provided a senior unsecured guarantee of the Senior Notes. The Senior Notes First Supplemental Indenture amends the Senior Notes Base Indenture to clarify certain of Dell’s reporting obligations under the Senior Notes.

A description of the Senior Notes is contained in Dell Technologies’ Current Report on Form 8-K filed with the SEC on June 22, 2016 (the “June 22 Form 8-K”).

The foregoing summary of the Senior Notes Indenture and the Senior Notes does not purport to be complete and is qualified in its entirety by reference to the text of the Senior Notes Base Indenture, a copy of which has been filed as Exhibit 4.1 to the June 22 Form 8-K, the text of each Supplemental Indenture No. 1, copies of which have been filed as Exhibits 4.2 and 4.3 to the June 22 Form 8-K, the text of the forms of the Senior Notes, copies of which have been filed as Exhibits 4.4 and 4.5 to the June 22 Form 8-K, the text of the Senior Notes First Supplemental Indenture, a copy of which is filed as Exhibit 4.6 to this report, and the text of each Senior Notes Supplemental Indenture, copies of which are filed as Exhibits 4.7, 4.8, 4.9 and 4.10 to this report, each of which documents is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On September 7, 2016, in connection with the Merger, the Company repaid approximately $904.4 million of borrowings (including accrued and unpaid interest thereon) under its revolving credit facility (the “EMC Revolving Credit Facility”) under the Credit Agreement, dated as of February 27, 2015, by and among the Company, Citibank, N.A., as administrative agent, and the lenders party thereto, and terminated the EMC Revolving Credit Facility and related agreements and documents. The EMC Revolving Credit Facility provided for a senior unsecured revolving credit facility in an initial aggregate principal amount of $2,500 million and $250 million in letters of credit.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this report is incorporated herein by reference.

Pursuant to the terms and conditions of the Merger Agreement, as of the effective time of the Merger (the “Effective Time”), each share of the Company’s common stock outstanding immediately prior to the Effective Time (other than as provided below and any shares of the Company’s common stock owned by stockholders who were entitled to appraisal rights and properly exercised such rights in accordance with Part 13 of the Massachusetts Business Corporation Act (the “Dissenting Shares”)) was canceled and converted into the right to receive 0.11146 shares of Dell Technologies’ Class V Common Stock and $24.05 in cash (the “Merger Consideration”). Upon the consummation of the Merger, (a) shares of the Company’s common stock owned by Dell Technologies or Merger Sub immediately prior to the Effective Time were canceled without the right to receive any payment with respect thereto and (b) shares of the Company’s common stock owned by subsidiaries of the Company were converted into a number of shares of common stock of the Surviving Corporation equal in value to such converted shares of Company common stock.

The description of the Merger contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this report and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the Introductory Note, in Item 1.01 of this report under the heading “Debt Financing for the Merger” and in Item 2.01 of this report is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and in Item 2.01 of this report is incorporated herein by reference.

In connection with the consummation of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) of its intent to remove the Company’s common stock from listing on the NYSE and requested that the NYSE file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of the Company’s common stock from the NYSE and the deregistration of the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the Company’s common stock and suspending the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modifications to Rights of Security Holders.

The description of the Merger and the Merger Agreement in Item 2.01 and the delisting and deregistration of the Company’s common stock in Item 3.01 are incorporated herein by reference.

As a result of the consummation of the Merger on the Closing Date, each share of the Company’s common stock outstanding immediately prior to the Effective Time (other than the Dissenting Shares and shares owned by Dell Technologies, Merger Sub or subsidiaries of the Company) was canceled and converted into the right to receive the Merger Consideration.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and in Item 2.01 of this report is incorporated herein by reference.

Item 5.03	Amendments of Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Introductory Note is incorporated herein by reference herein.

In connection with the Merger, as of the Effective Time, the Company’s articles of incorporation and bylaws were amended in their entirety as the articles of incorporation and bylaws of the Surviving Corporation. The articles of incorporation and the bylaws of the Surviving Corporation are attached to this report as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 12, 2015, as amended by the First Amendment to Agreement and Plan of Merger, dated as of May 16, 2016, among Dell Technologies Inc., Dell Inc., Universal Acquisition Co. and EMC Corporation (incorporated by reference to Annex A to the proxy statement/prospectus forming part of Dell Technologies Inc.’s Registration Statement on Form S-4 (Registration No. 333-208524), filed with the Securities and Exchange Commission (the “Commission”) on June 6, 2016)

3.1	Amendment to Articles of Incorporation of EMC Corporation

3.2	Bylaws of EMC Corporation

4.1	First Supplemental Indenture, dated as of September 6, 2016, by and among Diamond 1 Finance Corporation, Diamond 2 Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent (incorporated by reference to Exhibit 4.1 to Dell Technologies Inc.’s Current Report on Form 8-K filed with the Commission on September 9, 2016) (Commission File No. 001-37867)

4.2	2019 Notes Supplemental Indenture No. 2, 2021 Notes Supplemental Indenture No. 2, 2023 Notes Supplemental Indenture No. 2, 2026 Notes Supplemental Indenture No. 2, 2036 Notes Supplemental Indenture No. 2 and 2046 Notes Supplemental Indenture No. 2, dated as of September 7, 2016, by and among Dell International L.L.C., EMC Corporation, New Dell International LLC and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent (incorporated by reference to Exhibit 4.2 to Dell Technologies Inc.’s Current Report on Form 8-K filed with the Commission on September 9, 2016) (Commission File No. 001-37867)

4.3	2019 Notes Supplemental Indenture No. 3, 2021 Notes Supplemental Indenture No. 3, 2023 Notes Supplemental Indenture No. 3, 2026 Notes Supplemental Indenture No. 3, 2036 Notes Supplemental Indenture No. 3 and 2046 Notes Supplemental Indenture No. 3, dated as of September 7, 2016, by and among Dell International L.L.C., EMC Corporation, Dell Technologies Inc., Denali Intermediate Inc., Dell Inc., the other guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent (incorporated by reference to Exhibit 4.3 to Dell Technologies Inc.’s Current Report on Form 8-K filed with the Commission on September 9, 2016) (Commission File No. 001-37867)

4.4	Registration Rights Agreement, dated as of June 1, 2016, among Diamond 1 Finance Corporation, Diamond 2 Finance Corporation and J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc. and RBC Capital Markets, LLC, as the representatives of the several initial purchasers (incorporated by reference to Exhibit 4.4 to Dell Technologies Inc.’s Current Report on Form 8-K filed with the Commission on September 9, 2016) (Commission File No. 001-37867)

4.5	Joinder Agreement to Registration Rights Agreement, dated as of September 7, 2016, among Dell International L.L.C., EMC Corporation, Dell Technologies Inc., Denali Intermediate Inc., Dell Inc., the other guarantors named therein and J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc. and RBC Capital Markets, LLC, as the representatives of the several initial purchasers (incorporated by reference to Exhibit 4.5 to Dell Technologies Inc.’s Current Report on Form 8-K filed with the Commission on September 9, 2016) (Commission File No. 001-37867)

Exhibit No.	Description

4.6	First Supplemental Indenture, dated as of September 6, 2016, by and among Diamond 1 Finance Corporation, Diamond 2 Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.6 to Dell Technologies Inc.’s Current Report on Form 8-K filed with the Commission on September 9, 2016) (Commission File No. 001-37867)

4.7	2021 Notes Supplemental Indenture No. 2, dated as of September 7, 2016, by and among Dell International L.L.C., EMC Corporation, New Dell International LLC and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.7 to Dell Technologies Inc.’s Current Report on Form 8-K filed with the Commission on September 9, 2016) (Commission File No. 001-37867)

4.8	2021 Notes Supplemental Indenture No. 3, dated as of September 7, 2016, by and among Dell International L.L.C., EMC Corporation, Dell Technologies Inc., Denali Intermediate Inc., Dell Inc., the other guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.8 to Dell Technologies Inc.’s Current Report on Form 8-K filed with the Commission on September 9, 2016) (Commission File No. 001-37867)

4.9	2024 Notes Supplemental Indenture No. 2, dated as of September 7, 2016, by and among Dell International L.L.C., EMC Corporation, New Dell International LLC and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.9 to Dell Technologies Inc.’s Current Report on Form 8-K filed with the Commission on September 9, 2016) (Commission File No. 001-37867)

4.10	2024 Notes Supplemental Indenture No. 3, dated as of September 7, 2016, by and among Dell International L.L.C., EMC Corporation, Dell Technologies Inc., Denali Intermediate Inc., Dell Inc., the other guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.10 to Dell Technologies Inc.’s Current Report on Form 8-K filed with the Commission on September 9, 2016) (Commission File No. 001-37867)

10.1	Credit Agreement, dated as of September 7, 2016, among Denali Intermediate Inc., Dell Inc., Dell International L.L.C., New Dell International LLC, Universal Acquisition Co., EMC Corporation, the issuing banks and lenders party thereto, Credit Suisse AG, Cayman Islands Branch, as Term Loan B Administrative Agent and Collateral Agent, JPMorgan Chase Bank, N.A., as Term Loan A/Revolver Administrative Agent and as Swingline Lender (Senior Secured Credit Agreement) (incorporated by reference to Exhibit 10.1 to Dell Technologies Inc.’s Current Report on Form 8-K filed with the Commission on September 9, 2016) (Commission File No. 001-37867)

10.2	Credit Agreement, dated as of September 7, 2016, among Denali Intermediate Inc., Dell Inc., Dell International L.L.C., New Dell International LLC, Universal Acquisition Co., EMC Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (Asset Sale Bridge Credit Agreement) (incorporated by reference to Exhibit 10.2 to Dell Technologies Inc.’s Current Report on Form 8-K filed with the Commission on September 9, 2016) (Commission File No. 001-37867)

10.3	Credit Agreement, dated as of September 7, 2016, among Universal Acquisition Co., EMC Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent (Margin Bridge Credit Agreement) (incorporated by reference to Exhibit 10.3 to Dell Technologies Inc.’s Current Report on Form 8-K filed with the Commission on September 9, 2016) (Commission File No. 001-37867)

10.4	Credit Agreement, dated as of September 7, 2016, among Universal Acquisition Co., EMC Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent (VMware Bridge Credit Agreement) (incorporated by reference to Exhibit 10.4 to Dell Technologies Inc.’s Current Report on Form 8-K filed with the Commission on September 9, 2016) (Commission File No. 001-37867)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2016	EMC Corporation

	By:	/s/ Janet B. Wright
Janet B. Wright
Senior Vice President and Assistant Secretary
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 12, 2015, as amended by the First Amendment to Agreement and Plan of Merger, dated as of May 16, 2016, among Dell Technologies Inc., Dell Inc., Universal Acquisition Co. and EMC Corporation (incorporated by reference to Annex A to the proxy statement/prospectus forming part of Dell Technologies Inc.’s Registration Statement on Form S-4 (Registration No. 333-208524), filed with the Securities and Exchange Commission (the “Commission”) on June 6, 2016)

3.1	Amendment to Articles of Incorporation of EMC Corporation

3.2	Bylaws of EMC Corporation

4.1	First Supplemental Indenture, dated as of September 6, 2016, by and among Diamond 1 Finance Corporation, Diamond 2 Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent (incorporated by reference to Exhibit 4.1 to Dell Technologies Inc.’s Current Report on Form 8-K filed with the Commission on September 9, 2016) (Commission File No. 001-37867)

4.2	2019 Notes Supplemental Indenture No. 2, 2021 Notes Supplemental Indenture No. 2, 2023 Notes Supplemental Indenture No. 2, 2026 Notes Supplemental Indenture No. 2, 2036 Notes Supplemental Indenture No. 2 and 2046 Notes Supplemental Indenture No. 2, dated as of September 7, 2016, by and among Dell International L.L.C., EMC Corporation, New Dell International LLC and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent (incorporated by reference to Exhibit 4.2 to Dell Technologies Inc.’s Current Report on Form 8-K filed with the Commission on September 9, 2016) (Commission File No. 001-37867)

4.3	2019 Notes Supplemental Indenture No. 3, 2021 Notes Supplemental Indenture No. 3, 2023 Notes Supplemental Indenture No. 3, 2026 Notes Supplemental Indenture No. 3, 2036 Notes Supplemental Indenture No. 3 and 2046 Notes Supplemental Indenture No. 3, dated as of September 7, 2016, by and among Dell International L.L.C., EMC Corporation, Dell Technologies Inc., Denali Intermediate Inc., Dell Inc., the other guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent (incorporated by reference to Exhibit 4.3 to Dell Technologies Inc.’s Current Report on Form 8-K filed with the Commission on September 9, 2016) (Commission File No. 001-37867)

4.4	Registration Rights Agreement, dated as of June 1, 2016, among Diamond 1 Finance Corporation, Diamond 2 Finance Corporation and J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc. and RBC Capital Markets, LLC, as the representatives of the several initial purchasers (incorporated by reference to Exhibit 4.4 to Dell Technologies Inc.’s Current Report on Form 8-K filed with the Commission on September 9, 2016) (Commission File No. 001-37867)

4.5	Joinder Agreement to Registration Rights Agreement, dated as of September 7, 2016, among Dell International L.L.C., EMC Corporation, Dell Technologies Inc., Denali Intermediate Inc., Dell Inc., the other guarantors named therein and J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc. and RBC Capital Markets, LLC, as the representatives of the several initial purchasers (incorporated by reference to Exhibit 4.5 to Dell Technologies Inc.’s Current Report on Form 8-K filed with the Commission on September 9, 2016) (Commission File No. 001-37867)

Exhibit No.	Description

4.6	First Supplemental Indenture, dated as of September 6, 2016, by and among Diamond 1 Finance Corporation, Diamond 2 Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.6 to Dell Technologies Inc.’s Current Report on Form 8-K filed with the Commission on September 9, 2016) (Commission File No. 001-37867)

4.7	2021 Notes Supplemental Indenture No. 2, dated as of September 7, 2016, by and among Dell International L.L.C., EMC Corporation, New Dell International LLC and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.7 to Dell Technologies Inc.’s Current Report on Form 8-K filed with the Commission on September 9, 2016) (Commission File No. 001-37867)

4.8	2021 Notes Supplemental Indenture No. 3, dated as of September 7, 2016, by and among Dell International L.L.C., EMC Corporation, Dell Technologies Inc., Denali Intermediate Inc., Dell Inc., the other guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.8 to Dell Technologies Inc.’s Current Report on Form 8-K filed with the Commission on September 9, 2016) (Commission File No. 001-37867)

4.9	2024 Notes Supplemental Indenture No. 2, dated as of September 7, 2016, by and among Dell International L.L.C., EMC Corporation, New Dell International LLC and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.9 to Dell Technologies Inc.’s Current Report on Form 8-K filed with the Commission on September 9, 2016) (Commission File No. 001-37867)

4.10	2024 Notes Supplemental Indenture No. 3, dated as of September 7, 2016, by and among Dell International L.L.C., EMC Corporation, Dell Technologies Inc., Denali Intermediate Inc., Dell Inc., the other guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.10 to Dell Technologies Inc.’s Current Report on Form 8-K filed with the Commission on September 9, 2016) (Commission File No. 001-37867)

10.1	Credit Agreement, dated as of September 7, 2016, among Denali Intermediate Inc., Dell Inc., Dell International L.L.C., New Dell International LLC, Universal Acquisition Co., EMC Corporation, the issuing banks and lenders party thereto, Credit Suisse AG, Cayman Islands Branch, as Term Loan B Administrative Agent and Collateral Agent, JPMorgan Chase Bank, N.A., as Term Loan A/Revolver Administrative Agent and as Swingline Lender (Senior Secured Credit Agreement) (incorporated by reference to Exhibit 10.1 to Dell Technologies Inc.’s Current Report on Form 8-K filed with the Commission on September 9, 2016) (Commission File No. 001-37867)

10.2	Credit Agreement, dated as of September 7, 2016, among Denali Intermediate Inc., Dell Inc., Dell International L.L.C., New Dell International LLC, Universal Acquisition Co., EMC Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (Asset Sale Bridge Credit Agreement) (incorporated by reference to Exhibit 10.2 to Dell Technologies Inc.’s Current Report on Form 8-K filed with the Commission on September 9, 2016) (Commission File No. 001-37867)

10.3	Credit Agreement, dated as of September 7, 2016, among Universal Acquisition Co., EMC Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent (Margin Bridge Credit Agreement) (incorporated by reference to Exhibit 10.3 to Dell Technologies Inc.’s Current Report on Form 8-K filed with the Commission on September 9, 2016) (Commission File No. 001-37867)

10.4	Credit Agreement, dated as of September 7, 2016, among Universal Acquisition Co., EMC Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent (VMware Bridge Credit Agreement) (incorporated by reference to Exhibit 10.4 to Dell Technologies Inc.’s Current Report on Form 8-K filed with the Commission on September 9, 2016) (Commission File No. 001-37867)